UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2004

UNITED DOMINION REALTY TRUST, INC.

(Exact name of Registrant as specified in its charter)

Maryland	1-10524	54-0857512

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:       (720) 283-6120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure.

     Beginning November 10, 2004, the information included as Exhibit 99.1 of this report will be available on the website of United Dominion Realty Trust, Inc.

     In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

ITEM 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description
99.1	Materials Relating to Mature Market Trends as of October 2004.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DOMINION REALTY TRUST, INC.

Date: November 10, 2004	/s/ Scott A. Shanaberger

Scott A. Shanaberger
Senior Vice President and
Chief Accounting Officer

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Exhibit Index

Exhibit No.	Description
99.1	Materials Relating to Mature Market Trends as of October 2004.